Income Taxes (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 10-Income Taxes
Angion’s income tax provision was immaterial and the effective tax rate was 0% in each of the three and nine months ended September 30, 2022 and 2021. The difference between Angion’s effective tax rate of 0% and the U.S. federal statutory tax rate of 21% is primarily due to net operating losses in this period which are offset by the corresponding valuation allowance. Angion has provided a full valuation allowance against its net deferred tax assets as it is more likely than not such assets would not be realized.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income in which those temporary differences become deductible. Based on the available objective evidence, management believes it is more likely than not the net deferred tax assets at September 30, 2022 will not be realizable. Accordingly, management has maintained a full valuation allowance against its net deferred tax assets at September 30, 2022. Each reporting period, management evaluates the need for a valuation allowance on Angion’s deferred tax assets by jurisdiction and adjust its estimates as more information becomes available.
Angion is required to recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, the position will be sustained upon examination. Tax years starting from 2015 and forward are subject to examination by the U.S. federal and state tax authorities. These years are open due to net operating losses and tax credits remain unutilized from such years. Angion’s policy is to recognize interest expense and penalties related to income tax matters as a component of income tax expense. As of September 30, 2022, there were no accruals for interest and penalties related to uncertain tax positions.

Note 12-Income Taxes
Angion recognized no tax provision for the year ended December 31, 2021 and December 31, 2020. The difference between Angion’s effective tax rate of 0% and the U.S. federal statutory tax rate of 21% is largely due to Angion’s net operating losses, which are offset by the corresponding valuation allowance. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Angion has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. Angion periodically evaluates the recoverability of the deferred assets. At such time as it is determined that it is more likely than not that the deferred tax asset will be realized, the valuation allowance will be reduced.
Losses before income taxes includes the following components:
	Year Ended December 31,
	2021	2020
United States	$(53,547)	$(78,164)
Foreign	(1,026)	(1,943)
Total	$(54,573)	$(80,107)
The provision for income taxes provision (benefit) for the years ended December 31, 2021 and 2020 consists of the following (in thousands):
	December 31,
	2021	2020
Current:
Federal	$—	$—
United States	—	—
Foreign	—	—
Total Current	$—	$—

Deferred
Federal	(5,460)	(12,129)
State	(4,779)	(522)
Change in valuation allowance	10,239	12,651
Total Deferred	—	—
Total tax provision	$—	$—
The reconciliations between the federal statutory income tax rate and Angion’s effective income tax rate were as follows:
	Year Ended December 31,
	2021	2020
Federal statutory income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	—	0.6%
Stock compensation	(2.3)%	(0.9)%
Foreign rate differential	(0.1)%	(0.5)%
Interest	(4.3)%	—
R&D and other tax credit changes	2.8%	(1.1)%
Permanent items	(7.3)%	(4.7)%
Nontaxable Income	0.3%	—
Other	—	1.4%
	Year Ended December 31,
	2021	2020
Change in valuation allowance	(10.1)%	(15.8)%
Effective income tax rate	0.0%	0.0%
Significant components of Angion’s deferred tax asset at December 31, 2021 and 2020 were as follows (in thousands):
	December 31,
	2021	2020
Deferred tax assets
Net operating loss carryforwards	$29,211	$22,686
R&D and other tax credit carryovers	6,752	4,718
Lease liability	1,224	956
Stock-based compensation	3,070	1,323
Accrued compensation and other expenses	536	658
Fixed assets	—	3
Total deferred tax assets	40,793	30,344
Deferred tax liabilities
Fixed assets	(37)	—
Right of use assets	(1,046)	(874)
Valuation allowance	(39,710)	(29,470)
Deferred tax assets, net of allowance	$—	$—
As of December 31, 2021, Angion has federal net operating loss carryforwards of approximately $118.5 million available to reduce future taxable income, if any, for federal income tax purposes. Approximately $9.6 million of federal net operating losses can be carried forward to future tax years and begin to expire in 2035. The federal net operating losses generated for the years beginning after December 31, 2017, approximately $108.9 million in total, can be carried forward indefinitely.
The NOL carryforward may be subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions if Angion experienced one or more ownership changes which would limit the amount of NOL and tax credit carryforwards that can be utilized to offset future taxable income and tax respectively. In general, an ownership change as defined by Section 382 and 383, results from the transactions increasing ownership of certain stockholders or public groups in the stock of the corporation of more than 50 percentage points over a three-year period. Angion has not completed a Section 382 and 383 analysis to assess whether an ownership change has occurred or whether there have been multiple ownership changes since Angion’s formation due to the complexity and cost associated with such study and the fact there may be additional such ownership changes in the future. If a change in ownership were to have occurred or occurs in the future, the NOL and tax credits carryforwards could be eliminated or restricted. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, will not impact Angion’s effective tax rate.
Angion files income tax returns in the United States, California, Massachusetts, New York and New Jersey. Due to Angion’s losses incurred, Angion is subject to the income tax examination by authorities since inception. Angion’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. As of December 31, 2021 and 2020, there were no significant accruals for interest related to unrecognized tax benefits or tax penalties.
At December 31, 2021, Angion’s reserve for unrecognized tax benefits is approximately $3.7 million. Due to the full valuation allowance at December 31, 2021, current adjustments to the unrecognized benefits will have no impact to Angion’s effective income tax rate.
Reconciliation of uncertain tax positions as of December 31, 2021 and 2020 was as follows (in thousands):
	December 31,
	2021	2020
Beginning Balance	$2,579	$—
Additions
Additions for current year	1,073	633
Additions for prior years	23	1,946
Ending Balance	$3,675	$2,579
Total amount of unrecognized tax benefits, if recognized, would affect the effective tax rate was as follows (in thousands):
	December 31,
	2021	2020
Unrecognized benefits that would affect the effective tax rate	$—	$—
Unrecognized benefits that would not affect the effective tax rate	3,675	2,579
Total unrecognized benefits	$3,675	$2,579
Angion does not anticipate material changes to its uncertain tax positions for the next twelve months.
In conjunction with the 2018 Act that amends the Internal Revenue Code that reduced the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 and modified policies, credits, and deductions (the “Tax Act”), the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. Angion has completed its evaluation and determined that there was no net impact on Angion’s consolidated financial statements for the years ended December 31, 2021 and 2020 as the corresponding adjustment was made to the valuation allowance.